Bridgeway Funds, Inc.

Aggressive Investors 1 Fund (BRAGX)

(the “Fund”)

Supplement dated January 7, 2011 to the Prospectus

and Statement of Additional Information (“SAI”) dated October 31, 2010

The Fund’s Board of Directors has approved the re-opening of the Fund to all investors effective as of January 14, 2011. Accordingly, the Prospectus and SAI are hereby amended as follows:

1.	The phrase “(Closed to New Investors)” on the front cover of the Prospectus under “Aggressive Investors 1” is deleted.

2.	The paragraph under the heading “Who Should Invest” on page 58 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser believes that this Fund is more appropriate as a long-term investment (at least five years, but ideally ten years or more) for shareholders who can accommodate high short-term price volatility. It may also be appropriate as a diversifier (a method of spreading risk) of other investments. It is not an appropriate investment for short-term investors, those trying to time the market, or those who would panic during a major market or Fund correction.

Fund Closing Commitment: This Fund was closed to new investors on November 21, 2001 when net assets reached $275 million and re-opened to all investors on January 14, 2011. There is no assurance that this Fund will remain open to new investment should assets increase to the point where the Adviser believes the investment strategy could be constrained. Please see Closed Fund Status Definitions on page 96 for additional information.

3.	The paragraph under the heading “Closed Fund Status Definitions” on page 96 of the Prospectus is deleted in its entirety and replaced with the following:

The Adviser may recommend that certain Funds be closed to new investments from time to time to better control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Open to Existing Investors—Direct Only” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed Funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style would typically be closed to new separate accounts managed by the Adviser at the same time as the Fund closes to new accounts managed in that style. However, additional “capacity” of a style could be opened to new separate accounts and not new Fund accounts if certain conditions are generally met.

4.	The table under the heading “History of Bridgeway Funds” in the SAI is deleted in its entirety and replaced with the following:

FUND	INCEPTION DATE	COMMENTS

Aggressive Investors 1 Fund	August 5, 1994

Aggressive Investors 2 Fund	October 31, 2001

Ultra-Small Company Fund	August 5, 1994	Open to Existing Investors - Direct Only - See section “Closed Funds”

Ultra-Small Company Market Fund	July 31, 1997

Micro-Cap Limited Fund	June 30, 1998

Small-Cap Momentum Fund	May 28, 2010

Small-Cap Growth Fund	October 31, 2003

Small-Cap Value Fund	October 31, 2003

Large-Cap Growth Fund	October 31, 2003

Large-Cap Value Fund	October 31, 2003

Blue Chip 35 Index Fund	July 31, 1997

Managed Volatility Fund	June 30, 2001

5.	The paragraph under the heading “Closed Fund Status Definitions” in the SAI is deleted in its entirety and replaced with the following:

The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. These exceptions, if any, are annually reviewed by the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or refuse any exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Advisor’s separately managed accounts in the same style as a Fund. A specific style would typically be closed to new separate accounts at the same time as the Fund closes to new accounts managed in that style. However, additional “capacity” of a style could be opened to new separate accounts and not new fund accounts if certain conditions are met.

This information supplements the Prospectus and SAI of Bridgeway Funds, Inc. dated October 31, 2010. Please retain this supplement for future reference.